UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

     Date of Report (Date of earliest event reported): January 10, 2005


                           SLADE'S FERRY BANCORP.
           (Exact name of registrant as specified in its charter)


       Massachusetts              000-23904                 04-3061936
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)          File Number)            Identification No.)



     100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (508) 675-2121

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry Into a Material Definitive Agreement

      Effective January 10, 2005, Slade's Ferry Bancorp. and Slade's Ferry Bank and Trust (the "Bank") jointly entered into a Change of Control Agreement with employee Kerri Pigott in the form attached hereto as Exhibit 10.9.

      Generally, the agreement provides that the Bank may terminate the employment of any employee covered by the agreement, with or without cause, at any time prior to a "change of control" or "pending change of control" (as each such term is defined in the agreement) without obligation for severance benefits. However, upon the occurrence of a "change of control" or "pending change of control", the employee will receive severance benefits if his or her employment is terminated without cause or the employee resigns with good reason. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the employee would have received if he or she had continued working for one additional year. The term of the agreement is perpetual until one year after the date on which the Bank notifies the employee of its intention to terminate the agreement (the "Initial Expiration Date") or, if later, the first anniversary of the latest "change of control" or "pending change of control" that occurs before the Initial Expiration Date.

Item 9.01  Financial Statements and Exhibits

(c)   The following exhibit is furnished with this current report:

      Exhibit No.    Description
      -----------    -----------

      10.9           Form of Employee Change of Control Agreement


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SLADES FERRY BANCORP.
                                       ---------------------
                                       (REGISTRANT)



                               By:     /s/ Deborah A. McLaughlin
                                       ------------------------------------
                               Name:   Deborah A. McLaughlin
                               Title:  Treasurer/Vice President and Chief
                                       Financial Officer


Date: January 13, 2005

                                EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

   10.9        Form of Employee Change of Control Agreement


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